Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Schedule of Capital Commitment Primarily Relate to Investing Activities	The Company’s capital commitment primarily relate to investing activities contracted but not yet reflected in the unaudited condensed consolidated financial statements:
Twelve months ending June 30,	Haicang Property
In thousands of USD
Less than one year	$-
2-3 years	-
4-5 years	3,050
More than 5 years	-
Total	$3,050